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                                                                Exhibit 10.13(a)


                          NUVEEN INVESTMENT TRUST III

                   RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT



This Agreement made this 2nd day of June, 2001 by and between Nuveen Investment Trust III, a Massachusetts business trust (the "Fund"), and Nuveen Institutional Advisory Corp., a Delaware corporation (the "Adviser");

WHEREAS, the parties hereto are the contracting parties under that certain Management Agreement (the "Agreement") pursuant to which the Adviser furnishes investment advisory and management services and certain other services to the Fund; and

WHEREAS, the Board of Trustees, at a meeting called for the purpose of reviewing the Agreement, have approved the Agreement and its continuance until August 1, 2002 in the manner required by the Investment Company Act of 1940.

NOW THEREFORE, in consideration of the mutual covenants contained in the Agreement, the parties hereto do hereby approve the continuance of the Agreement in effect until August 1, 2002 and do ratify and confirm the Agreement in all respects.

                                   NUVEEN INVESTMENT TRUST III


                                   By: __________________________
                                        Vice President

ATTEST:


___________________________
   Assistant Secretary


                                   NUVEEN INSTITUTIONAL
                                   ADVISORY CORP.


                                   By: ___________________________
                                        Vice President

ATTEST:


___________________________
   Assistant Secretary